Revenue	6 Months Ended
Jun. 30, 2026
Revenue [abstract]
Revenue
21 Revenue
Revenue is comprised of the following:

	For the three months ended June 30		For the six months ended June 30
In thousands of USD	2025	2026	2025	2026
First-party sales	23,629	22,826	41,409	45,896
Third-party sales	18,583	23,490	34,555	46,681
Value-added services	1,147	1,850	1,732	3,534
Marketing and advertising	1,852	3,490	3,352	5,658
Other revenue	431	337	855	786
Revenue	45,642	51,993	81,903	102,555
The Group's primary sources of revenue are first-party sales and third-party sales.
Revenue was USD102,555 thousand in the six months ended June 30, 2026, compared to USD81,903 thousand in the six months ended June 30, 2025, an increase of 25.2%, reflecting sustained consumer demand and consistent execution across our platform. The growth rate was partly moderated by a higher share of third-party sales relative to first-party sales, as third-party transactions generate commission income rather than full sales revenue.
Revenue from first-party sales was USD45,896 thousand in the six months ended June 30, 2026, compared to USD41,409 thousand in the six months ended June 30, 2025, an increase of 10.8%, driven by increased volume growth moderated by supply and demand headwinds in higher value electronic items, alongside the strong pace of marketplace growth.
Third-party sales was USD46,681 thousand in the six months ended June 30, 2026, compared to USD34,555 thousand in the six months ended June 30, 2025, an increase of 35.1%. Growth was driven by strong execution in our marketplace business and supported by rising customer usage and higher effective take rates.
Marketing and advertising revenue was USD5,658 thousand in the six months ended June 30, 2026, compared to USD3,352 thousand in the six months ended June 30, 2025, an increase of 68.8%, reflecting continued growth in sponsored products and increased seller adoption of retail media advertising.
Value-added services revenue was USD3,534 thousand in the six months ended June 30, 2026, compared to USD1,732 thousand in the six months ended June 30, 2025, an increase of 104.0%, reflecting growth in warehousing fees. These increases were supported by higher volumes flowing through our storage infrastructure, largely attributable to demand from Chinese sellers, together with monetization of our warehousing services.
No single customer accounted for more than 10% of Group revenues for the six months ended June 30, 2026 and 2025.
The Group’s geographical distribution of revenue was as follows:

Revenue	For the three months ended June 30		For the six months ended June 30
In thousands of USD	2025	2026	2025	2026
Ivory Coast	11,795	12,260	22,262	26,399
Nigeria	9,680	11,893	15,954	24,646
Egypt	7,053	9,855	13,611	15,373
Kenya	5,671	6,248	9,744	13,558
Morocco	3,359	3,410	6,620	6,380
Ghana	3,436	4,637	5,072	8,570
Senegal	1,944	1,738	3,471	3,324
Uganda	1,577	1,874	3,031	3,655
Other(1)	1,127	78	2,138	650
Total	45,642	51,993	81,903	102,555
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(1) Other comprises Algeria, Dubai, South Africa, China and Tunisia.
No Revenue was recorded in Germany.